SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2004

EPIX Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21863	04-3030815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Rogers Street
Cambridge, Massachusetts 02142

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 250-6000

Item 5.     Other Events.

On January 13, 2004, Epix Medical, Inc. issued a press release announcing the issuance of U.S. Patent No. 6,676,929 granting composition-of-matter claims for the chemical structure of the Company’s lead compound, MS-325 (gadofosveset), a contrast agent designed specifically for vascular imaging with magnetic resonance angiography (MRA).  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated January 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Medical, Inc.
(Registrant)

Date: January 14, 2003	/s/ Peyton J. Marshall
Peyton J. Marshall
Senior Vice-President,
Finance and Administration,
Chief Financial Officer